UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 23, 2009

GOLF TRUST OF AMERICA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

000-22091	33-0724736
(Commission File Number)	(IRS Employer Identification No.)

10 North Adger’s Wharf, Charleston, South Carolina	29401
(Address of Principal Executive Offices)	(Zip Code)

(843) 723-4653

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On January 23, 2009, Golf Trust of America, L.P. (“the Parent,” and the operating partnership of Golf Trust of America, Inc., “the “Company”) and the Parent’s subsidiary GTA-Stonehenge, LLC (collectively, the “Seller”), completed the sale of the business and the related assets of the Wildewood Country Club and The Country Club of Woodcreek Farms (collectively, “Stonehenge”). As previously announced in the Current Report on Form 8-K filed by the Company on October 1, 2008, the sale was made to WCWW Committee, LLC, (the “Purchaser”) pursuant to the Purchase and Sale Agreement dated September 26, 2008 (the “Agreement”).

The purchase price received by the Seller from the Purchaser was (a) approximately $4,100,000 in cash subject to certain credits, adjustments and prorations pursuant to the Agreement, (b) the assumption of certain liabilities and (c) contingent value rights as referenced by Exhibit 10.1 to the Company's Form 8-K filed on October 1, 2008.  The Agreement provides for a post-closing settlement sixty days from the closing date.

A copy of the Company’s press release, dated January 26, 2009, announcing the completion of the sale, is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated by reference herein.

Item 8.01.  Other Events.

Pay off of Revolving Line of Credit

GTA-Stonehenge LLC had a $4,200,000 revolving credit line with Textron Financial Corporation (“Textron”), which was scheduled to mature on March 18, 2009. This loan was collateralized by a security interest in Stonehenge. The interest rate was the prime rate in effect on the first business day of the month plus 1.75% per annum paid monthly.  This line of credit had an outstanding balance of $4,100,000 that was paid in full concurrent with the closing of the sale as disclosed in 2.01 above.  With the retirement in full of the Textron revolving credit line, the Company has no outstanding corporate indebtedness.

Item 9.01.  Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

Pro forma financial information required pursuant to Article 11 of Regulation S-X is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

(d)	Exhibits

99.1 Unaudited pro forma condensed consolidated financial statements of the Company giving effect to the disposition of assets described in Items 2.01 and 8.01 of this Current Report on Form 8-K.

99.2 Press Release of Golf Trust of America, Inc., dated January 26, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLF TRUST OF AMERICA, INC.
(Registrant)

Date: January 29, 2009	By:	/s/ Michael C. Pearce
Michael C. Pearce
President and Chief Executive Officer